UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 19, 2005

                           ARIAD Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                  0-21696                   22-3106987
(State or other jurisdiction      (Commission             (I.R.S. Employer
    of incorporation)              File Number)          Identification No.)


              26 Landsdowne Street, Cambridge, Massachusetts 02139
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  Other Events.

On August 19, 2005, ARIAD Pharmaceuticals, Inc. (the "Company") issued a press release announcing the completion of the sale of 1,125,000 additional shares of its common stock pursuant to the full exercise of the option granted to the underwriters of its previously announced public offering to purchase additional shares. The shares were priced at $7.20 per share resulting in gross proceeds to ARIAD of $8.1 million. The information contained in the press release dated August 19, 2005, is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 99.1 hereto.

ITEM 9.01  Financial Statements and Exhibits.

       (c) The following exhibits are filed with this report

           Exhibit
           Number         Description
           ------         -----------

           99.1           The Registrant's press release dated August 19, 2005.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            ARIAD Pharmaceuticals, Inc.



                            By: /s/ Edward M. Fitzgerald
                               -----------------------------------------
                               Edward M. Fitzgerald
                               Senior Vice President and Chief Financial Officer


Date:    August 19, 2005


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


                                  EXHIBIT INDEX

Exhibit
Number         Description
------         -----------

99.1           The Registrant's press release dated August 19, 2005.


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